UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2010

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7800 Woodley Avenue Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)
Registrant's Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2010, Emil ("Bud") Fanelli, Vice President and Corporate Controller of Superior Industries International, Inc. (the "company") since 1997, signed a new agreement with the company to compensate Mr. Fanelli for serving as acting Chief Financial Officer of the company pending the appointment of a permanent successor.  Mr. Fanelli’s agreement provides for the payment of $9,600 upon execution of the agreement and a lump sum payment equal to twelve weeks salary if Mr. Fanelli remains an employee of the company for six months after a permanent Chief Financial Officer is hired.  Mr. Fanelli was appointed interim Chief Financial Officer on October 23, 2009.

A copy of the agreement executed on February 12, 2010 is attached as Exhibit 10.1 to this current report and is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits
10.1	Agreement dated February 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Registrant)

Date: February 18, 2010

 /s/  Robert A. Earnest
                    Robert A. Earnest
Vice President, General Counsel and
Corporate Secretary